Exhibit 21.1

Cottonwood Communities, Inc. Subsidiaries

Subsidiary	Jurisdiction of Formation
1600 Barberry Lane Owner, LLC	Delaware
1600 Barberry Lane, LLC	Delaware
3800 Main Investors, LLC	Delaware
3800 Main, LLC	Delaware
5001 Enclave Member, LLC	Delaware
5001 Enclave O, LLC	Delaware
Albion Insurance Company, Inc.	Utah
Block C SPE, LLC	Delaware
Broadway Opportunity Fund, LLC	Delaware
Brook Highland Place DST, LLC	Delaware
CC 2980 Huron, LLC	Delaware
CC 801 Riverfront, LLC	Delaware
CC Astoria West, LLC	Delaware
CC Dolce Twin Creeks Lender, LLC	Delaware
CC Lector85, LLC	Delaware
CC One Upland, LLC	Delaware
CC Reno Lender, LLC	Delaware
CC West Palm Holding, LLC	Delaware
CC West Palm, LLC	Delaware
CCA Promissory Note Distribution LLC	Delaware
CCPM II – Cason Estates, LLC	Delaware
CCPM II – Clearview, LLC	Delaware
CCPM II – Courtney Manor, LLC	Delaware
CCPM II – Courtney Oaks, LLC	Delaware
CCPM II – Enclave on Golden Triangle, LLC	Delaware
CCPM II – Retreat at Peachtree City, LLC	Delaware
CCPM II – Toscana, LLC	Delaware
CCPM-Cottonwood, LLC	Utah
CCPM II – Summer Park, LLC	Delaware
Certis Construction, LLC	Delaware
Clearview TRS, LLC	Delaware
Cottonwood Alpha Mills H, LLC	Delaware
Cottonwood Arsenal H, LLC	Delaware
Cottonwood at Forum H, LLC	Delaware
Cottonwood at Trolley Square, LLC	Utah
Cottonwood Block C QOF, LLC	Delaware
Cottonwood Capital Holdings, LLC	Delaware

Subsidiary	Jurisdiction of Formation
Cottonwood Capital Management, Inc.	Delaware
Cottonwood Capital Property Management II, LLC	Delaware
Cottonwood Capital Property Management, LLC	Delaware
Cottonwood Capital, LLC	Delaware
Cottonwood Commercial, LLC	Delaware
Cottonwood Communities Investor, LLC	Delaware
Cottonwood Communities TRS, LLC	Delaware
Cottonwood Courtney Manor H, LLC	Delaware
Cottonwood Courtney Oaks H, LLC	Delaware
Cottonwood Fox Point H, LLC	Delaware
Cottonwood Highland Park H, LLC	Delaware
Cottonwood Jasper QOF, LLC	Delaware
Cottonwood Jasper, LLC	Delaware
Cottonwood Legacy Heights H, LLC	Delaware
Cottonwood Melrose II, LLC	Delaware
Cottonwood Melrose, LLC	Delaware
Cottonwood Multifamily Development REIT I TRS, LLC	Delaware
Cottonwood Multifamily Opportunity Fund O.P., L.P.	Delaware
Cottonwood Multifamily Opportunity Fund, Inc.	Maryland
Cottonwood On Highland, LLC	Delaware
Cottonwood Raveneaux Apartments, LLC	Delaware
Cottonwood Raveneaux R, LLC	Delaware
Cottonwood Regatta H, LLC	Delaware
Cottonwood Residential O.P., LP	Delaware
Cottonwood Residential Real Estate Services, LLC	Utah
Cottonwood Runaway Bay H, LLC	Delaware
Cottonwood Scott Mountain H, LLC	Delaware
Cottonwood Stonebriar H, LLC	Delaware
Cottonwood Sugar House, LLC	Delaware
Cottonwood Sugarmont, LLC	Delaware
Cottonwood Summer Park Cash, LLC	Delaware
Cottonwood Timber Ridge, LLC	Delaware
Cottonwood Toscana H, LLC	Delaware
Cottonwood TriPost, LLC	Delaware
CR Digital, LLC	Delaware
CROP PM – St. Pete, LLC	Delaware
CROP Property Management, LLC	Delaware
CW Alpha Mill Apartments, LP	Delaware
CW Alpha Mill GP, LLC	Delaware

Subsidiary	Jurisdiction of Formation
CW Alpha Mills JV, LLC	Delaware
CW Block C, LLC	Delaware
CW Broadway JV, LLC	Delaware
CW Cason, LLC	Delaware
CW Clearview, LLC	Delaware
CW Cottonwood Apartments, LLC	Delaware
CW Employee Investor at the Park, LLC	Delaware
CW Heights at Meridian Apartments, LP	Delaware
CW Heights at Meridian GP, LLC	Delaware
CW Heights at Meridian H, LLC	Delaware
CW Heights at Meridian JV, LLC	Delaware
CW Highland Park Apartments, LLC	Delaware
CW Highland Park JV, LLC	Delaware
CW Investor at Broadway, LLC	Delaware
CW Investor at Sugar House, LLC	Delaware
CW Investor on Highland, LLC	Delaware
CW Jasper, LLC	Delaware
CW Multifamily Opportunity Fund GP, LLC	Delaware
CW Multifamily REIT I GP, LLC	Delaware
CW Multifamily REIT II GP, LLC	Delaware
CW Reserve Apartments II, LP	Delaware
CW Reserve Apartments, LP	Delaware
CW Reserve GP, LLC	Delaware
CW St. Pete 1031, LLC	Delaware
CW St. Pete, LLC	Delaware
CW Stonebriar, LLC	Delaware
CW Sugar House JV GP, LLC	Delaware
CW Sugar House JV, LLC	Delaware
CW Sugar House, LLC	Delaware
CW Timber Ridge Investor, LLC	Delaware
CW Westborough 1031, LLC	Delaware
CW Westborough Apartments, LLC	Delaware
CW Westborough H, LLC	Delaware
CW Westborough JV, LLC	Delaware
CW Westside Apartments, LLC	Delaware
CW Westside H, LLC	Delaware
CW Westside JV, LLC	Delaware
CWC Cottonwood H, LLC	Delaware
CWR-Pavilions, LLC	Delaware

Subsidiary	Jurisdiction of Formation
Ditaro, LLC	Delaware
Forum at Grand Prairie, LLC	Delaware
Green Tree Risk Management, LLC	Delaware
KRE JAG One Upland Owner LLC	Delaware
Melrose Apartments, LLC	Delaware
Pavilions, LLC	Delaware
Regatta TRS, LLC	Delaware
Resident Indemnity Management, LLC	Delaware
Retreat at Peachtree City Apartments CW, LLC	Delaware
Retreat at Peachtree City Apartments, LLC	Delaware
Scott Mountain Apartments, LLC	Delaware
Sequoia Stonebriar Owner, LLC	Delaware
Sugar House Commons, LLC	Delaware
Sugarmont, LLC	Delaware
Summer Park H, LLC	Delaware
Summer Park Whitman LLC	Delaware
TR Apartments, LLC	Delaware

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